January 17, 2007

Mr. T. Kent Smith 137 West Wesley Road Atlanta, Georgia 30305

                Re: Separation from Employment

Dear Mr. Smith:

When signed by you, on your own behalf and on behalf of your heirs, executors, successors, agents, assigns and representatives (“You” or “Your”), this separation agreement (the “Separation Agreement”) sets forth the agreement reached concerning the termination of Your employment with TeamStaff Inc., including its respective subsidiaries and affiliated corporations and their respective successors, assigns, representatives, agents, shareholders, officers, directors and employees (collectively, the “Company” or “TeamStaff’).

Promises and Agreements of the Company:

Your employment with the Company ended effective January 8, 2007 (the “Separation Date”) by virtue of your voluntary resignation. In consideration for the mutual promises, releases and covenants set forth herein:

(a)	You have agreed to resign, which we agree is “without cause” under the terms and conditions of Your Employment Agreement (the “Agreement’);

(b)	You will agree to resign from the board of directors according to Article 9.5 of the Agreement;

(c)	The non-compete provisions of Your Agreement are incorporated by this reference;

(d)	TeamStaff will properly disburse Your 401(k) funds by January 30, 2007;

(e)	You will receive Continuation Benefits (as defined in the Agreement) for life insurance and long-term disability insurance only;

(f)
TeamStaff will pay You the Accrued Compensation (as defined below). “Accrued Compensation” is defined as two days of vacation pay, two floating holidays and two expense reports for $156.08 and $929.02. The two aforementioned expense reports have been submitted and will be paid upon completion of standard accounting processing of Company expense reports;

(g)	TeamStaff will pay You, according to Article 9.4(c) of the Agreement, base salary under the Agreement through and including September 30, 2007 on the Company’s salary payment dates;

(h)	Ownership of the laptop computer assigned to You will be conveyed to You. All proprietary information will be removed from it and certified as destroyed by You, or returned to TeamStaff; and

(i)

You understand that the Company contends it is not obligated to provide You with any of the payments and benefits identified above (other than PTO time and expense reimbursement), and that the compensation being paid to You is being paid in exchange for Your agreement to the terms and conditions of this Separation Agreement.

General Release in Favor of TeamStaff:

In exchange for the Company providing You with the payments and benefits identified in this Separation Agreement, and for other good and valuable consideration, You waive any and all claims, causes of action and damages against the Company, and release and discharge the Company from liability for any and all claims, causes of action or damages that You had, have or may have against it as of the effective date of this Separation Agreement, whether known or unknown to You, up to and including the date You execute this Separation Agreement, including, but not limited to, any claims arising out of Your employment relationship with the Company, and violations of any federal, state or local fair employment practices law, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, Sections 1981 through 1988 of Title 42 of the United States Code, the National Labor Relations Act, the Occupational Safety and Health Act, the retaliation provisions of the Sarbanes-Oxley Act of 2002, The Worker Adjustment and Refraining Notification Act, the Age Discrimination in Employment Act, as amended, the Older Worker Benefits Protection Act, the Americans with Disabilities Act, the Rehabilitation Act, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act (to the extent that protections under the FMLA may be waived), the Employee Retirement Income Security Act, Florida, Georgia and New Jersey Jaws against discrimination, Florida, Georgia and New Jersey leave acts, Florida, Georgia and New Jersey wage and hour laws, Florida, Georgia and New Jersey laws protecting “whistleblowers,” Florida, Georgia and New Jersey equal pay laws, Florida, Georgia and New Jersey fair credit reporting laws, Florida, Georgia and New Jersey occupational safely and health laws, the retaliation provisions of the Florida, Georgia and New Jersey workers’ compensation laws, and any other employee relations statutes, rules, executive orders, laws or ordinances, and tort, express or implied contract, public policy or claims for emotional distress, vacation pay, sick time pay, paid time off back pay, front pay, bonuses and commissions, and any other obligations of any kind whatsoever, including attorneys’ fees. You understand that the consideration provided to You under the terms of this Separation Agreement does not constitute an admission by the Company that it has violated any law or legal obligation, and that the Company expressly denies that it has violated any law or legal obligations. Also, as noted in the final paragraph of this Separation Agreement, You are being given time (45 days) to consider whether You want to sign this Separation Agreement. If You do sign the Separation Agreement, You also have 7 days to revoke it. These are certain of the protections afforded You by the Age Discrimination in Employment Act

General Release in Favor of Smith:

TeamStaff, hereby releases and forever discharges You from all known, unknown, existing and potential claims, liabilities, demands, damages, actions, causes of actions, agreements, costs and expenses and other forms of relief of any nature or kind whatsoever, in law or equity, or otherwise that TeamStaff had, now has, or in the future might have had, against You.

Covenants Not To Sue:

You agree, to the fullest extent permitted by law, that You will not commence, maintain, prosecute or participate in any action or proceeding of any kind against the Company based on any of the claims waived herein occurring up to and including the date of Your signature. You represent and warrant that You have not done so as of the effective date of the Separation Agreement. Notwithstanding the foregoing promise, if You violate this paragraph, You agree to indemnify and hold harmless the Company from and against any and all costs, attorneys’ fees and other expenses authorized by law that result from, or are incident to, such violation. This paragraph is not intended to preclude You from enforcing the terms of this Separation Agreement. You further agree to waive Your right to any monetary or equitable recovery should any federal, state or local administrative agency pursue any claims on Your behalf arising out of or related to Your employment with and/or separation from employment with the Company and promise not to seek or accept any award, settlement or other monetary or equitable relief from any source or proceeding brought by any person or governmental entity or agency on Your behalf or on behalf of any class of which You are a member with respect to any of the claims You have waived. TeamStaff similarly covenants, to the fullest extent permitted by law, that TeamStaff will not commence, maintain, prosecute or participate in any action or proceeding of any kind against You based on any of the claims waived herein occurring up to and including the date of its execution of this Separation Agreement. It further fully agrees reciprocally to Mr. Smith as set forth hereinabove.

Mutual Non-Disparagement:

You also agree that You will not issue or make any communications, written or oral, to any clients, employees, agents, and other vendors of the Company or to any other persons that disparage, criticize, or otherwise reflect adversely upon The Company, its business, its employees, its clients, its products and services or any other aspect of the Company.

The Company agrees that it will not issue or make any communications, written or oral, that disparage, criticize or otherwise reflect adversely on You. Truthful compelled testimony under oath is excepted from both these agreements.

Confidentiality of Certain Company Information:

You agree that except as required by applicable law, regulation or legal process You will not disclose or cause to be disclosed in any way, any confidential information, trade secrets or other proprietary information which You in any way acquired during Your employment with the Company. You also agree not to use for Your own benefit, or divulge or disclose to any person outside of the Company, any information not already lawfully and generally available to the public concerning the Company or any of its customers or suppliers, including, but not limited to any products, product development, business strategy, financial information, cost information, or customer or suppliers lists or employee lists, In the event You are required by law, regulation or legal process to disclose any such information, You agree to give the Company as much advance notice of the disclosure as is reasonably possible under the circumstances and You understand that the Company shall have an opportunity to respond to any such proposed disclosure by You.

Return of Company Materials:

It is also understood and agreed that all books, handbooks, notes, manuals, files, papers, documents, memoranda, software, letters, facsimile or other communications concerning any and all aspects of the operations of the Company are and remain the sole and exclusive property of the Company. You agree to return to the Company, together with an executed original of this letter, all materials which You developed or participated in the development of as an employee of the Company or otherwise belonging to the Company concerning past, present and future or potential clients, customers, products and/or services. Further, You agree to return to the Company, together with an executed original of this letter, all materials provided by customers of the Company and all teaching materials provided by the Company. Such materials include, but are not limited to, customer and/or vendor lists, customer and/or vendor prospect material, price lists, rate structures and software owned or developed by the Company for any purpose in any form. You expressly represent and warrant that all such materials referred to in this and the preceding paragraph, and any copies thereof, are being returned to the Company together with an executed original of this letter.

Confidentiality of this Agreement:

You and TeamStaff also agree not to reveal the terms of this Separation Agreement or the fact that such Separation Agreement exists, except: (i) to Your immediate family, tax advisors and attorneys; (ii) as required by applicable law, regulation, or legal process; (iii) to TeamStaff directors and officers with a “need to know;” (iv) for the purpose of enforcing this Separation Agreement, should that ever be necessary. It is also agreed that

You will not at any time in the future seek employment or reinstatement with the Company but that you will be reported by TeamStaff as eligible for rehire.

Non-Competition:

For a period of one (1) year following the effective date of this Separation Agreement, You agree not to seek or accept employment with a company in direct competition with the Company located anywhere in the United States that is: (i) involved in the business of providing government healthcare staffing and travel healthcare personnel; (ii) involved in the same or similar business as the Company; or (iii) involved in the same or similar business that the Company was in the process of developing during the tenure of Your employment with the Company.

Non-Solicitation of Company Customers or Company Clients:

For a period of one (1) year following the effective date of this Separation Agreement, You agree not to directly or indirectly, alone or in concert with others, solicit or induce, or attempt to solicit or induce, any customer or client of the Company, or any former customer or client of the Company who, within the entire period of Your employment with the Company, was a customer or client of the Company, or any business, association, or individual whom the Company is actively pursuing as a customer or client at the time of termination of Your employment to obtain or secure temporary staffing or human resources administrative services with or through a competitor of the Company.

Non-Solicitation of Co-Employees:

For a period of one (1) year following the effective date of this Separation Agreement, You agree not to directly or indirectly, alone or in concert with others, recruit, solicit or induce, or attempt to recruit, solicit or induce any employees, consultants, independent contractors or advisors of the Company to terminate, alter or modify their employment or relationship with the Company.

Reasonableness of Restrictions:

You understand, acknowledge and agree that the non-competition, non-solicitation and other restrictive covenants contained in this Separation Agreement are necessary for the protection of the Company due to the Company’s legitimate interest in protecting its business goodwill, business practices, confidential information, trade secrets and client base. You understand, acknowledge and agree that the restrictions set forth in these covenants are reasonable in scope, time, territory and type of activity.

Enforcement of Agreement:

You and TeamStaff agree and acknowledge that, should You or the Company ever be required to institute legal proceedings to enforce and term, restriction or provision of this Separation Agreement, the losing party shall reimburse the other party for all costs, expenses and fees (including attorneys’ fees) reasonably incurred by the prevailing party in connection therewith.

Injunctive Relief:

You and TeamStaff agree that any violation of this Separation Agreement may cause immediate and irreparable harm to You and/or the Company not compensable by monetary damages and that You or the Company will be entitled to obtain injunctive relief, in addition to other relief, in any court of competent jurisdiction, to enforce the terms of this Separation Agreement.

Violation:

You and TeamStaff agree that the failure of You or the Company to seek redress for violation or insist upon strict performance of any provision of this Separation Agreement shall not constitute a waiver thereof and shall not prevent You or the Company from seeking redress for any subsequent violation.

Signatures:

Signatures may be provided by facsimile transmission, which shall be treated as originals in all respects end for all purposes.

Entire Agreement: Governing Law: Venue:

When signed by You, on Your own behalf and on behalf of Your heirs, executors, successors, agents, assigns and representatives, and the Company on its own behalf and on behalf of its parent, subsidiary and affiliated corporations and Your co-employer, and their respective successors, assigns, representatives, agents, shareholders, officers, directors and employees, this Separation Agreement constitutes the full and entire agreement between the parties regarding Your final separation from employment, other than the post-termination obligations of any non-disparagement, non-competition, non-solicitation or confidentiality agreement between You and the Company, and any post-termination obligations under the Company’s employment handbook policies or procedures. The laws of the State of Georgia, will apply to any dispute concerning this Agreement.

Severability:

You and TeamStaff agree that in the event that any of the provisions of this Separation Agreement are determined by a court of competent jurisdiction to be contrary to any applicable statute, law, rule, or policy or for any reason unenforceable as written, then such court may modify any of such provisions so as to permit enforcement thereof to the maximum extent permissible as thus modified. Further, You and TeamStaff agree that any finding by a court of competent jurisdiction that any provision of this Separation

Agreement is contrary to any applicable statute, law, rule or policy or for any reason unenforceable as written shall have no effect upon any other provision and all other provisions shall remain in fill force and effect.

You and TeamStaff expressly acknowledge that this Separation Agreement has been entered into freely, knowingly and voluntarily, and not as a result of coercion or duress or undue influence. You and TeamStaff also acknowledge that You and it respectively have read and fully understand the terms set forth in this Separation Agreement and You were advised that You have a period of at least forty-five (45) days in which to consider the terms of this Separation Agreement (although You are not required to wait the fill forty-five (45) days before returning an executed copy) and that You and TeamStaff have been advised by the other to discuss this matter with counsel of Your and its choosing.

You also understand that You shall have seven (7) days from the date You sign this Separation Agreement to revoke Your acceptance and that the Separation Agreement shall not become effective until the expiration of that seven (7) day period. One fully executed copy of this Separation Agreement should be returned to James D. Houston at the Company’s Clearwater, Florida, office. Mr. Houston represents and warrants that he has the full and requisite authority to enter into this Separation Agreement and bind TeamStaff.

Very truly yours,
TEAMSTAFF, INC.

By:	_______________________
James D. Houston
Vice President, General Counsel

Having signed this Separation Agreement, I acknowledge that I was advised to seek legal advice in connection with this Separation Agreement and I state that I obtained legal advice in connection with its execution to the extent I deemed appropriate.

AGREED AND ACCEPTED:

____________________________________
T. Kent Smith

Date: _______________________________